                                   SCHEDULE A
                                       TO
                                  EXHIBIT 10(a)


                  Agreements between Bob Evans Farms, Inc. and certain of the executive officers of Bob Evans Farms, Inc. substantially identical to Agreement, dated February 24, 1989, between Daniel E. Evans and Bob Evans Farms, Inc.

                  On the dates indicated below, Bob Evans Farms, Inc. (the "Registrant") entered into Agreements with the executive officers of the Registrant identified below, which Agreements are substantially identical to the Agreement, dated February 24, 1989, between the Registrant and Daniel E. Evans, former Chairman of the Board of the Registrant, a copy of which was included as
Exhibit 10(g) to the Registrant's Annual Report on Form 10-K for the fiscal year ended April 28, 1989 and has been incorporated into Exhibit 10(a) to the Registrant's Annual Report on Form 10-K for the fiscal year ended April 27, 2001 (the "2001 Form 10-K") by reference. Each of the Agreements had an initial term of approximately one year (which was, and will continue to be, automatically extended for one-year periods unless either party gives notice of his, her or its decision not to renew).

                  In accordance with Rule 12b-31 promulgated under the Securities Exchange Act of 1934 and Item 601(b)(10)(iii) of Regulation S-K, the following table identifies those executive officers of the Registrant with whom the Registrant has entered into Agreements similar to that incorporated by reference into Exhibit 10(a) to the 2001 Form 10-K:

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             NAME                     DATE OF ORIGINAL                  CURRENT OFFICES HELD
                                         AGREEMENT                      WITH THE REGISTRANT
---------------------------------------------------------------------------------------------------------------
Stewart K. Owens                      February 24, 1989                 Chairman of the Board, Chief
                                                                        Executive Officer and President and
                                                                        Chief Operating Officer
---------------------------------------------------------------------------------------------------------------
Donald J. Radkoski                    February 24, 1989                 Chief Financial Officer, Treasurer
                                                                        and Secretary
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Larry C. Corbin                       February 24, 1989                 Executive Vice President - Restaurant
                                                                        Division
---------------------------------------------------------------------------------------------------------------
Roger D. Williams                     February 24, 1989                 Executive Vice President - Food
                                                                        Products Division
---------------------------------------------------------------------------------------------------------------
Howard J. Berrey                      February 24, 1989                 Group Vice President-Real Estate/
                                                                        Construction and Engineering Group
---------------------------------------------------------------------------------------------------------------
Mary L. Cusick                        September 5, 1990                 Senior Vice President - Investor
                                                                        Relations and Corporate Communications
---------------------------------------------------------------------------------------------------------------